                                                                    Exhibit 99.4


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT.


---------------------------------
SIRIUS SATELLITE RADIO INC.,

                 Debtor.

1221 AVENUE OF THE AMERICAS
36TH FLOOR
NEW YORK, NEW YORK 10020

Tax ID No. 52-1700207

                    MASTER BALLOT FOR ACCEPTING OR REJECTING
                      PREPACKAGED PLAN OF REORGANIZATION OF
                           SIRIUS SATELLITE RADIO INC.
               TO BE FILED UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
             MASTER BALLOT FOR VOTING SENIOR SECURED DISCOUNT NOTES
                    (Class 2A: SENIOR SECURED DISCOUNT NOTES)
                   15% Senior Secured Discount Notes due 2007
                            CUSIP # 125127 AA 8

--------------------------------------------------------------------------------
THE VOTING DEADLINE BY WHICH YOUR MASTER BALLOT MUST BE RECEIVED BY THE VOTING AGENT IS 5:00 P.M., NEW YORK CITY TIME ON ______ __, 2003. IF YOUR MASTER BALLOT IS NOT RECEIVED ON OR BEFORE THE VOTING DEADLINE, THE VOTES REPRESENTED BY YOUR MASTER BALLOT WILL NOT BE COUNTED.
--------------------------------------------------------------------------------


This Master Ballot is to be used by you, as a broker, bank, or other nominee (or as their proxy holder or agent) (each of the foregoing, a "Nominee"), for beneficial owners of 15% Senior Secured Discount Notes due 2007 (the "Senior Secured Discount Notes") issued by Sirius Satellite Radio Inc., to transmit the votes of such holders in respect of their Senior Secured Discount Notes to accept or reject the chapter 11 plan of reorganization (the "Plan") described in, and attached as Exhibit B to the Disclosure Statement, dated _______ __, 2003 (the "Prospectus") provided to you. Before you transmit such votes, please review the Prospectus carefully, including the voting procedures explained in the section entitled "The Prepackaged Plan".

The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you and the beneficial owners of Senior Secured Discount Notes for which you are the Nominee if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that vote on the Plan, and by the holders of two-thirds in amount of equity security interests in each class that vote on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN, AND DATE THIS MASTER BALLOT, AND RETURN IT SO THAT IT IS RECEIVED BY THE VOTING AGENT ON OR BEFORE THE VOTING DEADLINE OF 5:00 P.M., NEW YORK CITY TIME, ON ____ __, 2003. IF THIS MASTER BALLOT IS NOT COMPLETED, SIGNED, AND TIMELY RECEIVED, THE VOTES TRANSMITTED BY THIS MASTER BALLOT WILL NOT BE COUNTED.

                                                       [Master Ballot Code]

Item 1. Certification of Authority to Vote. The undersigned certifies that as of the _____ __, 2003 voting record date, the undersigned (please check the applicable box):

[ ] Is a broker, bank, or other nominee for the beneficial owners of the aggregate principal amount of Senior Secured Discount Notes listed in
         Item 2 below, and is the registered holder of such securities, or

[ ] Is acting under a power of attorney and/or agency (a copy of which will be provided upon request) granted by a broker, bank, or other nominee that is the registered holder of the aggregate principal amount of Senior Secured Discount Notes listed in Item 2 below, or

[ ] Has been granted a proxy (an original of which is attached hereto) from a broker, bank, or other nominee, or a beneficial owner, that is the registered holder of the aggregate principal amount of Senior Secured Discount Notes listed in Item 2 below, and, accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the beneficial owners of the Senior Secured Discount Notes described in Item 2 below.

Item 2. Class 2A (Senior Secured Discount Note Claims) Vote. The undersigned transmits the following votes of beneficial owners in respect of their Senior Secured Discount Notes, and certifies that the following beneficial owners of Senior Secured Discount Notes, as identified by their respective customer account numbers set forth below, are beneficial owners of such securities as of the _________, 2003 voting record date and have delivered to the undersigned, as Nominee, Ballots casting such votes. (Indicate in the appropriate column the aggregate principal amount voted for each account, or attach such information to this Master Ballot in the form of the following table. Please note: each beneficial owner must vote all his, her, or its Class 2A claims (Senior Secured Discount Notes) either to accept or reject the Plan, and may not split such vote.):

------------------------------- ------------------------------ ------- ----------------------------------------------
    Your Customer Account            Principal Amount of                            Principal Amount of
       Number for Each          Senior Secured Discount Notes                  Senior Secured Discount Notes
     Beneficial Owner of             Voted to ACCEPT the                            Voted to REJECT the
Senior Secured Discount Notes               Plan                                           Plan
------------------------------- ------------------------------ ------- ----------------------------------------------
1.                              $                              OR      $
------------------------------- ------------------------------ ------- ----------------------------------------------
2.                              $                              OR      $
------------------------------- ------------------------------ ------- ----------------------------------------------
3.                              $                              OR      $
------------------------------- ------------------------------ ------- ----------------------------------------------
4.                              $                              OR      $
------------------------------- ------------------------------ ------- ----------------------------------------------
5.                              $                              OR      $
------------------------------- ------------------------------ ------- ----------------------------------------------
6.                              $                              OR      $
------------------------------- ------------------------------ ------- ----------------------------------------------
7.                              $                              OR      $
------------------------------- ------------------------------ ------- ----------------------------------------------
8.                              $                              OR      $
------------------------------- ------------------------------ ------- ----------------------------------------------
9.                              $                              OR      $
------------------------------- ------------------------------ ------- ----------------------------------------------
10.                             $                              OR      $
------------------------------- ------------------------------ ------- ----------------------------------------------
    TOTALS                         $                                     $
------------------------------- ------------------------------ ------- ----------------------------------------------

Item 3. Certification As to Transcription of Information From Item 3 As to Other Senior Secured Discount Notes Voted by Beneficial Owners. The undersigned certifies that the undersigned has transcribed in the following table the information, if any, provided by beneficial owners in Item 3 of the Senior Secured Discount Note Ballots, identifying any other Senior Secured Discount Notes for which such beneficial owners have submitted other Ballots:

--------------------------------------------- --------------------------------------------------------------------------------
    YOUR customer account number                TRANSCRIBE FROM ITEM 3 OF SENIOR SECURED DISCOUNT NOTE BALLOTS:
 for each beneficial owner who
   completed Item 3 of the
Senior Secured Discount Note Ballot ------------------------------------------------------------------------------------------
                                              Account Number                   Name                   Principal Amount of
                                                                              Holder                 Other 15% Notes Voted

                                      (Transcribe from Item 3 of     (Transcribe from Item 3 of   (Transcribe from Item 3 of
                                     Senior Secured Discount Note   Senior Secured Discount Note  Senior Secured Discount Note
                                              Ballots)                       Ballots)                      Ballots)
----------------------------------- ------------------------------ ----------------------------- -----------------------------
1.
----------------------------------- ------------------------------ ----------------------------- -----------------------------
2.
----------------------------------- ------------------------------ ----------------------------- -----------------------------
3.
----------------------------------- ------------------------------ ----------------------------- -----------------------------
4.
----------------------------------- ------------------------------ ----------------------------- -----------------------------
5.
----------------------------------- ------------------------------ ----------------------------- -----------------------------
6.
----------------------------------- ------------------------------ ----------------------------- -----------------------------
7.
----------------------------------- ------------------------------ ----------------------------- -----------------------------
8.
----------------------------------- ------------------------------ ----------------------------- -----------------------------
9.
----------------------------------- ------------------------------ ----------------------------- -----------------------------
10.
----------------------------------- ------------------------------ ----------------------------- -----------------------------

Item 4. Certification. By signing this Master Ballot, the undersigned certifies that each beneficial owner of Senior Secured Discount Notes listed in Item 2, above, has been provided with a copy of the Prospectus, including the exhibits thereto, and acknowledges that the solicitation of votes is subject to all the terms and conditions set forth in the Prospectus.

                  Name of Broker, Bank, or Other Nominee:

                  ______________________________________________________________
                  (Print or Type)

                  Name of Proxy Holder or Agent for Broker,
                  Bank, or Other Nominee (if applicable):

                  ______________________________________________________________
                                       (Print or Type)

                  Social Security or Federal Tax I.D. No.: _____________________
                                                              (If Applicable)

                  Signature:____________________________________________________

                  By:___________________________________________________________
                                           (If Appropriate)

                  Title:________________________________________________________
                                           (If Appropriate)

                  Street Address:_______________________________________________

                  City, State, Zip Code:________________________________________

                  Telephone Number:_____________________________________________

                  Date Completed:_______________________________________________


--------------------------------------------------------------------------------
THIS MASTER BALLOT MUST BE RECEIVED BY THE VOTING AGENT, BEFORE 5:00 P.M., NEW YORK CITY TIME, ON ______ __, 2003 OR THE VOTES TRANSMITTED HEREBY BE COUNTED.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, BALLOTS, PROSPECTUS, OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING AGENT, AT (800) 322-2885.
--------------------------------------------------------------------------------

                  INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT

VOTING DEADLINE:

                  The Voting Deadline is 5:00 p.m., New York City Time, on ____ __, 2003, unless extended by the Debtor. To have the vote of your customers count, you must complete, sign, and return this Master Ballot so that it is received by the Voting Agent, 105 Madison Avenue, New York, New York 10016, on or before the Voting Deadline.

HOW TO VOTE:

                  If you are both the registered owner and beneficial owner of any principal amount of Senior Secured Discount Notes and you wish to vote such Senior Secured Discount Notes, you may complete, execute, and return to the Voting Agent either a Senior Secured Discount Note Ballot or a Senior Secured Discount Note Master Ballot.

                  If you are transmitting the votes of any beneficial owners of Senior Secured Discount Notes other than yourself, you may either:

         1. Complete and execute the Senior Secured Discount Note Ballot (other than Items 2 and 3) and deliver to the beneficial owner such "prevalidated" Senior Secured Discount Note Ballot, along with the Prospectus and other materials requested to be forwarded. The beneficial owner should complete Items 2 and 3 of that Ballot and return the completed Ballot to the Voting Agent so as to be received before the Voting Deadline;

                                       OR

         2.    For any Senior Secured Discount Note Ballots you do not
               "prevalidate":

               Deliver the Senior Secured Discount Note Ballot to the beneficial owner, along with the Prospectus and other materials requested to be forwarded, and take the necessary actions to enable such beneficial owner to (i) complete and execute such Ballot voting to accept or reject the Plan, and (ii) return the complete, executed Ballot to you in sufficient time to enable you to complete the Master Ballot and deliver it to the Voting Agent before the Voting Deadline; and

               With respect to all Senior Secured Discount Note Ballots returned to you, you must properly complete the Master Ballot, as follows:

               a.  Check the appropriate box in Item 1 on the Master Ballot;

               b. Indicate the votes to accept or reject the Plan in Item 2 of this Master Ballot, as transmitted to you by the beneficial owners of Senior Secured Discount Notes. To identify such beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each beneficial owner and the assigned number). IMPORTANT: BENEFICIAL OWNERS MAY NOT SPLIT THEIR VOTES. EACH BENEFICIAL OWNER MUST VOTE ALL HIS, HER, OR ITS SENIOR SECURED DISCOUNT NOTES EITHER TO ACCEPT OR REJECT THE PLAN. IF ANY BENEFICIAL OWNER HAS ATTEMPTED TO SPLIT SUCH VOTE, PLEASE CONTACT THE VOTING AGENT IMMEDIATELY. Any Ballot or Master Ballot which is validly executed but which does not indicate acceptance or rejection of the Plan by the indicated beneficial owner or which impermissibly attempts to split a vote will not be counted;

              c. Please note that Item 3 of this Master Ballot requests that you transcribe the information provided by each beneficial owner from Item 3 of each completed Senior Secured Discount Note Ballot relating to other Senior Secured Discount Notes voted;

              d.   Review the certification in Item 4 of the Master Ballot;

              e. Sign and date the Master Ballot, and provide the remaining information requested;

              f. If additional space is required to respond to any item on the Master Ballot, please use additional sheets of paper clearly marked to indicate the applicable Item of the Master Ballot to which you are responding;

              g. Contact the Voting Agent to arrange for delivery of the completed Master Ballot to its offices; and

              h. Deliver the completed, executed Master Ballot so that it is actually received by the Voting Agent on or before the Voting Deadline. For each completed, executed Senior Secured Discount Note Ballot returned to you by a beneficial owner, either forward such Ballot (along with your Master Ballot) to the Voting Agent or retain such Senior Secured Discount Note Ballot in your files for one year from the Voting Deadline.

PLEASE NOTE:

                  This Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan. Holders should not surrender, at this time, certificates representing their securities. The Voting Agent will not accept delivery of any such certificates surrendered together with this Master Ballot. Surrender of securities for exchange may only be made by you, and will only be accepted pursuant to a letter of transmittal which will be furnished to you by the Debtor following confirmation of the Plan by the United States Bankruptcy Court.

                  No Ballot or Master Ballot shall constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

                  No fees or commissions or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Plan. We will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Ballots and other enclosed materials to the beneficial owners of Senior Secured Discount Notes held by you as a nominee or in a fiduciary capacity. We will also pay all transfer taxes, if any, applicable to the transfer and exchange of your securities pursuant to and following confirmation of the Plan.

--------------------------------------------------------------------------------
NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF THE DEBTOR OR THE VOTING AGENT OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN EXCEPT FOR THE STATEMENTS CONTAINED IN THE ENCLOSED DOCUMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT BALLOTS PROSPECTUS OR OTHER RELATED MATERIALS PLEASE CALL THE VOTING AGENT AT (800) 322-2885.
--------------------------------------------------------------------------------